Convent Marine Terminal Investor Tour September 27, 2017 Exhibit 99.1

Forward-Looking Statements

2017 Convent Marine Terminal Investor Tour
Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke
Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations.
Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.  Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of
SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement.
For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.
Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

Advantaged Logistics Footprint

2017 Convent Marine Terminal Investor Tour
•
SunCoke
provides
critical
logistics
services
to
coal
producers,
steelmakers
and
utility
companies
with
the
ability
to
support
aggregates
and other bulk commodity suppliers via truck, rail, river barge and ocean-going vessels
•
Experienced operations and business development teams with know-how to grow business and exploit opportunities in adjacencies
•
Expect
FY
2017
Adjusted
EBITDA
contribution
of
$67M
–
$72M,
up
from
FY
2016
contribution
of
$63.2M
Convent Marine Terminal
Lake Terminal
Kanawha River
Location
Capabilities &
Capacity
Customer(s)
Take-or-Pay
Contract
Expiration
Source: FactSet
1)
10 million ton take-or-pay contract through 2022, followed by take-or-pay contract for 4Mt throughput in 2023
Mississippi River (Mile 161)
Convent, Louisiana
•
Material mixing
•
Direct rail access (only terminal on lower MI River)
•
15Mtpa throughput capacity; 1.5Mt ground storage
•
Multi-commodity
capable
w/
10M
gallons
liquid
storage
•
Foresight Energy
•
Murray Energy
•
10Mt ToP contract
2022
(1)
East Chicago, Indiana
•
Coal handling and blending
•
Direct rail access (inbound)
•
Indiana Harbor (SXC)
•
1.85Mt ToP with SXC’s Indiana Harbor cokemaking
facility
2023
Ohio River (Mile 315, Ceredo, WV)
Kanawha River (Mile 73, Quincy, WV)
•
Blending system (Ceredo)
•
Direct rail access (Ceredo & Quincy)
•
25Mta capacity; 0.675Mt ground storage and 5.2M
gallon liquid storage facility
•
Various metallurgical and thermal coal producers and
consumers, including coal miners, coke producers and
power utilities
•
~0.8Mt ToP contract with SXCP’s Middletown
cokemaking facility
2030
FY 2016
Adj. EBITDA
$50.5M
KRT and Lake Terminal Combined: $12.7M

Compelling Logistics Business Model
•
Strategically located terminal with significant logistical advantages, including direct rail access via Canadian National Railroad at CMT
•
State-of-the-art facility with recently completed modernization project
•
Physical facility footprint suitable for further expansion
•
Access to coal, petcoke, liquids and other industrial material markets
Advantaged Gulf
Coast Facility
Competitive,
Low-Cost ILB
Producers
Attractive
Seaborne Export
Dynamics
•
Low-cost position in strategic Illinois Basin (“ILB”) market insulates customers from any potential market contraction
•
Both ILB customers have completed key refinancing efforts, significantly improving customer credit profiles
•
U.S. thermal coal producers continue to augment domestic demand with export shipments
•
Seaborne thermal coal market expected to remain resilient long-term
•
CMT
positioned
to
ship
exports
into
Europe,
Mediterranean
and
Southeast Asia
…provide
support for
continued
Logistics
performance
•
Strategically located assets with access to barge, rail and truck
•
Provide key logistics services for various met. and thermal coal producers and consumers, including coal miners, coke producers and power utilities
Well Positioned
Domestic
Logistics Facilities

2017 Convent Marine Terminal Investor Tour

KRT and Lake Terminal Overview
Assets well positioned to deliver stable, long-term results
•
Coal unloading, storage and blending
facility adjacent to SunCoke’s Indiana
Harbor facility
•
10-year, take-or-pay contract with
Indiana Harbor to provide all coal
handling services required for the coke
plant
•
Cost of services passed through to
ArcelorMittal via Indiana Harbor coke
purchase agreement
•
Acquired August 2013
Lake Terminal
•
Locations on Ohio River system well
positioned to serve coal miners, power
companies and steelmakers
•
25 million tons of annual capacity, as well
as a liquid storage facility
•
>10 customers
•
Continue to handle mix of both
metallurgical and thermal coals
•
Acquired October 2013
Kanawha River Terminal (KRT)

2017 Convent Marine Terminal Investor Tour

World-Class Logistics Terminal
•
CMT strategically located as only dry-bulk, rail-serviced terminal on lower Mississippi
–
Serviced by Canadian National railway, with multiple
interchanges possible for UP, BNSF, NS, CSX and others
–
Provides customers with cost, quality and time advantages vs.
barge transportation
–
River dredged for 47 foot draft
•
Low-cost, efficient and highly automated operations
•
Completed $120M expansion to significantly modernize facility and increase operational efficiency
–
Commissioned new, state-of-the art shiploader that enables
dual-Panamax shiploading capabilities and provides ability to efficiently load Panamax vessels in ~26 hours
–
New berth/shiploader can load cape-sized vessels to ~85%
capacity at current draft limit (50 foot draft, near 100%)
–
Annual capacity now 15Mt, providing opportunity to ship
added thermal coal volume/expand into new verticals
•
Access to seaborne markets for coal, petcoke, liquids and other industrial materials provides potential growth opportunities
CMT’s Competitive Advantages

2017 Convent Marine Terminal Investor Tour

CMT New Business Opportunities

2017 Convent Marine Terminal Investor Tour
Active pipeline of opportunities to grow EBITDA by $5M to $10M in next two years; new capabilities to provide platform for long-term growth
•
Developed new domestic
thermal coal business in Q3 ‘16
–
U.S. utility shipping thermal
coal destined for Florida
–
Expect to again handle
volumes throughout 2018
•
Recently secured new
aggregates customer (via water
to ground storage)
–
Multi-year contract with
firm use commitments and
upside
–
Began handling volumes in
Q3 2017
New Capabilities
Near-term Opportunities
Recent Wins
•
Potential for additional coal
export activity (Western low
sulfur)
•
Additional dry bulk business,
including petcoke
–
Would further diversify
customer and product base
while leveraging existing
capacity
•
Utilize existing infrastructure to
diversify product handling into
liquids
•
Completed $120M
modernization program in 2017,
including commissioning of new
shiploader
•
Developing short-term and long-
term barge unloading solutions
–
Once complete, CMT’s
multi-modal capabilities
would cover all modes of
transport options

SunCoke Energy

[redacted]

Flint Hills – St Paul
BP – Whiting, IN
XOM - Joliet
WRB – Wood River
Marathon - Robinson
CMT
XOM – Baton Rouge
Marathon - Garyville
Valero - Norco
N
500 mi

Potential
Petcoke
Opportunities

2017 Convent Marine Terminal Investor Tour
Source: PLG Consulting
CMT has significant opportunity to leverage existing rail service to secure new petcoke
business in Gulf Coast and Great Lakes regions
Refinery
Estimated Annual
Petcoke
Capacity
(MT)
BP
–
Whiting,
IN
~1.9Mt
Flint
Hills
–
St
Paul
~1.4Mt
Marathon
–
Robinson
~0.5Mt
XOM
–
Baton
Rouge
~1.9Mt
Marathon
–
Garyville
~2.0Mt
XOM
-
Joliet
~1.1Mt
WRB
–
Wood
River
~1.7Mt
Valero
-
Norco
~1.6Mt

CMT’S NEW SHIPLOADER

Shiploader Construction In-Process 10 2017 Convent Marine Terminal Investor Tour

11 2017 Convent Marine Terminal Investor Tour Shiploader Construction In-Process

12 2017 Convent Marine Terminal Investor Tour Shiploader Construction In-Process

CMT’s New Shiploader 13 2017 Convent Marine Terminal Investor Tour

CMT’s New Shiploader 14 2017 Convent Marine Terminal Investor Tour

CMT’s New Shiploader 15 2017 Convent Marine Terminal Investor Tour

QUESTIONS?